UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 11, 2014


                                THREE FORKS, INC.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                     000-55033                 45-4915308
-----------------------------    ----------------------   ----------------------
(State or other jurisdiction       (Commission File           (IRS Employer
    of  incorporation)                  Number)           Identification Number)


               555 ELDORADO BLVD., SUITE 100, BROOMFIELD, CO 80021
            -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 404-2160
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               Registrant's telephone number, including area code


            -------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                        SECTION 2 - FINANCIAL INFORMATION


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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RELEASE OF  2013 PROVEN RESERVES DATA

On March 11, 2014, Three Forks, Inc. ("the Company"), made an announcement of its total proven reserves and other disclosures as to its oil and gas producing properties at December 31, 2013. At the time of the announcement, the Company had not completed nor filed its Annual Report on Form 10-K, in which such information is required to be disclosed. Such filing is due to the Securities and Exchange Commission (SEC) on March 31, 2014.

The information in this Form 8-K shall be deemed "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
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PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On March 11, 2014, the Company made a press release announcing a summary of its oil and gas reserves. The text of the press release is attached hereto as
Exhibit 99.1.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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         (D) EXHIBITS.  The  following is a complete  list of exhibits  filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                   DESCRIPTION
     -----------        -----------------------------------
        99.1            Press Release, dated March 11, 2014






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       THREE FORKS, INC.


                                       By: /s/ W. Edward Nichols
                                          -------------------------------------
                                             W. Edward Nichols,
                                             Chief Executive Officer


                                       Date: March 12, 2014






























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